Investor Presentation February 2007 Exhibit 99.1

Safe harbor provision
During this presentation, we will make forward-looking
statements subject to known and unknown risks and
uncertainties that could cause actual results to differ
materially from those expressed or implied by such
statements. Such risks and uncertainties include, but are not limited to, the volatility in metals demand and prices, the
cyclicality of the various industries the company serves, and other risks described in reports filed with the SEC. We
assume no obligation to update the information provided in
this presentation.

Important Information
Ryerson Inc. plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement in connection with its 2007 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2007 Annual
Meeting when it becomes available because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and any other relevant documents
(when available) that Ryerson files with the SEC at the SEC's web site at
http://www.sec.gov. The Proxy Statement and these other documents may be accessed at
www.ryerson.com or obtained free from Ryerson by directing a request to Ryerson Inc.,
ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.
Certain Information Regarding Participants
Ryerson Inc., its directors and named executive officers may be deemed to be participants in the solicitation of Ryerson's security holders in connection with its 2007 Annual Meeting.
Security holders may obtain information regarding the names, affiliations and interests of such individuals in Ryerson's Annual Report on Form 10-K for the year ended December 31,
2005 and its proxy statement, dated April 3, 2006, each of which is filed with the SEC. To the extent holdings of Ryerson equity securities have changed since the amounts reflected in the proxy statement, dated April 3, 2006, such changes have been reflected on
Statements of Change in Ownership on Form 4 filed with the SEC.
Proxy Solicitation

Use of non-GAAP financial information
The Company uses the LIFO method of inventory accounting in the U.S., which results in a better matching of costs and revenues than the FIFO method. To supplement its consolidated condensed financial statements presented on a GAAP basis, the company has provided certain non-GAAP financial measures, in some cases adjusted to reflect the effects of valuing inventory on a FIFO basis.  While FIFO is an acceptable inventory valuation method under U.S. GAAP, the presentation of FIFO basis financial information is considered non-GAAP financial information as the company applies LIFO inventory valuation for its financial reporting purposes.  A reconciliation of the adjustments from GAAP financial measures to non-GAAP financial measures is contained in the addendum to this presentation and may be accessed at www.ryerson.com. This non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP.
Ryerson believes that providing these non-GAAP financial measures in addition to the related GAAP measures better enables investors to understand the company’s operating performance and also facilitates comparisons of Ryerson’s operating performance with the performance of other companies in the industry.

4 Agenda Historical perspective Short-term improvements Long-term profitable growth

Ryerson Facts
$6 billion in revenue
100+ locations serving the U.S. and Canada
Leading position in stainless steel and aluminum
Consolidation in U.S. fragmented service center industry
International JVs in high growth emerging markets - Mexico,
India and China

Other
8%
Transportation
11%
Construction,
wholesalers,
mills
13%
Fabricated
metals
28%
Machinery
27%
Electrical
machinery
13%
Bars, tubing,
structurals
9%
Carbon flat
rolled
25%
Stainless and
aluminum
52%
Fabrication &
carbon plate
9%
Other
5%
Rich product mix and end markets
2006 revenues by product 2006 sales by end market

7 Broad geographic footprint

8 Ryerson Historical perspective Short term improvements Long term profitable growth

Ryerson: Perspective on historical performance and trends
Industry participants
Comparable measures
• ROIC % instead of gross margin % or EBITDA
• ROIC takes into account product mix, customer mix and asset intensity
Comparable accounting
• FIFO vs. LIFO
• Many industry participants are wholly or in part on FIFO;
Ryerson utilizes LIFO in the U.S.
• A.M. Castle
• Reliance Steel & Aluminum
• Olympic Steel
• Metals USA
• Earle M. Jorgensen
• Russel Metals
• Samuel Manu-Tech
• Shiloh Industries
• Steel Technologies
• Worthington Industries

(7.0)
(4.0)
(1.0)
2.0
5.0
8.0
11.0
14.0
17.0
20.0
23.0
26.0
1998 1999 2000 2001 2002 2003 2004 2005 2006
Post-
Restructuring
Pre-
Restructuring
Ryerson’s Programs are Producing Results
Since 1998, Ryerson has implemented significant cost savings initiatives and has steadily improved results relative to peer median over the last 6 years
Initiatives
$85mm Restructuring
$40mm of annualized
synergies from
Integris acquisition
Source: Company reports
Notes:
1    Calculated as tax-effected FIFO EBIT/average invested capital; see addendum for detailed assumptions and reconciliation to GAAP results
2    Includes A.M. Castle, Central Steel & Wire, Earle M. Jorgensen, Gibraltar Industries, Olympic Steel, Metals USA, Novamerican, Reliance Steel & Aluminum,
Russel Metals, Samuel Manu-Tech, Shiloh Industries, Steel Technologies and Worthington Industries
Consolidated over 20 locations
Centralized shared services (credit, IT, accounting,
purchasing, HR)
Increased local accountability for customer service
Strategic sourcing
Created backbone for future acquisitions—J&F
Steel (2004), Integris Metals (2005) and Lancaster
Steel (2006)
Supplier leverage
Reduced overhead
Consolidated 5 service
centers
Return on Invested Capital
1
(LIFO companies adjusted to FIFO)
Sale of Inland Steel
Acquired Thypin Steel,
Washington Specialty Metals
and Cardinal Metals
Ryerson Peers² Ryerson Trendline
6.3
9.7
11.9
12.2
15.1
10.0
15.8
13.1
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
10-Year 5-Year 3-Year 1-Year
Average
Ryerson Peers²

10.0
12.5
15.0
17.5
20.0
22.5
25.0
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Ryerson Peer Average
21.9
Average
19.2
Carbon
Flat Rolled
30%
Stainless and
Aluminum
25%
Bars,
Tubing and
Structuring
20%
Fabrication and
Carbon Plate
20%
Other
5%
Carbon
Flat Rolled
25%
Stainless and
Aluminum
52%
Bars,
Tubing and
Structuring
9%
Fabrication and
Carbon Plate
9%
Other
5%
Ryerson’s Changing Product Mix
Sales increase of over 100% through organic growth and strategic acquisitions;
stainless and aluminum sales have grown to approximately 52% of sales
1998 Sales by Product
$2,783mm
2006 Sales by Product
$5,909mm
FIFO Gross Profit Margin vs Peers
1
Gross margins do not provide the most accurate comparison of Ryerson to its peers due to differences in product mix and customer type
Nickel surcharge on Ryerson’s stainless products depresses margins as a percentage of sales compared to peers with less stainless sales since there is no markup on the surcharge
Ryerson’s reported gross profit has grown from $134 per ton in 2002 to
$261 per ton in 2006
Notes:
1      Adjusted for impact of LIFO and extraordinary and non-recurring items; see addendum for detailed assumptions and reconciliation to GAAP results

3.2
3.4
3.6
3.8
4.0
4.2
4.4
4.6
4.8
5.0
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Ryerson MSCI
3.8
Average
3.6
Inventory Management
On average, Ryerson’s inventory turnover has been consistently higher than the
Metals Service Center Institute’s reported turns
Note:
1      Calculated as cost of goods sold (adjusted for LIFO impact) divided by average inventory over the period (adjusted for LIFO reserve) for Ryerson; MSCI inventory turns calculated as shipments divided by average inventory over period; see addendum for detailed assumptions and reconciliation to GAAP results

36
(18)
(30)
(20)
78
296
463
14
(54)
(22)
349
506
862
(71) (100)
0
100
200
300
400
500
600
700
800
900
2000 2001 2002 2003 2004 2005 2006
LIFO FIFO
Ryerson LIFO Overview
Discussion Ryerson Cumulative EBIT
1
Under Last-In First-Out ("LIFO") the most recently
purchased inventory is costed against sales first
In any given period, there will be a difference
between COGS calculated on a LIFO basis versus
COGS calculated on a FIFO basis—this difference can
be positive (LIFO credit) or negative (LIFO charge)
and is the income statement impact of LIFO
In periods of rising prices, a LIFO company would
experience higher COGS and lower operating profit
resulting in income tax benefits
Ryerson also reports a “LIFO reserve”, which is the
cumulative impact of using LIFO in valuing its
inventory versus replacement costs. Replacement
cost is calculated using the current cost for each
product category in inventory at the end of the
reporting period
• LIFO reserve at December 31, 2006 of $504
million
Source: Company reports
Note:
1     Reconciliation to GAAP results located in addendum

14 Agenda Historical perspective Short term improvements Long term profitable growth

Ryerson Structure
70 individual markets;
each has a separate
P&L
3 International JVs
Under-performing markets with
targeted savings of $30mm in
2007 (before restructuring
charges, if any)
Redundant facilities and
remaining IM integration – $10mm
savings in 2007
Inventory turns – achieve 5 turns
by year-end 2007
Operating efficiency
Organic growth
Acquisitions in fragmented
domestic business
Targeted international markets
poised for growth
Ryerson has opportunities to both improve performance in the short run and achieve long-term profitable growth
Short-Term Improvements
Long-Term Profitable Growth
Performance differs by market

Most service centers are performing well, but 5
large service centers targeted for improvement
Average weighted ROIC 11.8%
80% of assets
5 Service Centers
Changes in process
New management in
place as of Jan. 1, 2007
Targeted savings of
$30mm in 2007 (before
restructuring charges, if
any)
5 service centers
ROIC = (4%)
20% of assets
Service Center ROIC Distribution
(5%)
0%
5%
10%
15%
20%
25%

$42 million of annualized cost savings through 2006
15 markets remain with redundant facilities to be consolidated in 2007
Complete SAP roll-out to remaining Integris locations by year-
end allows
1. Facility consolidation
2. Shut down of Integris legacy IT platform
Additional $18 million annualized savings in 2007 raising
total target to $60 million from $50 million
Remaining Integris integration synergies

Inventory bulge over 2H06
Strong volume, tight
supply 1H06
Market weakens, mills cut
lead times and ship early
during 2H06
Ryerson and peer
inventories grew
Days Sales in Inventory
88
110
121
85
105
122
80
85
90
95
100
105
110
115
120
125
130
6/30/06 9/30/2006 12/31/2006
Ryerson MSCI

Inventory actions
New organization
• New supply chain leadership and
staff in place
Better process management
• Improved forecasting capability
• Revised ordering parameters and
safety stock levels
Upgraded software tools
• SAP provides better capabilities,
reporting and process
standardization
Improved communication
• Internally on market conditions
• With mills on shipment parameters
$50mm improvement achieved by
January 31, 2007
$100mm expected by end of 1Q07
5x by year-end 2007
899
1,052
1,103
1,083
1,046
1,007
800
850
900
950
1,000
1,050
1,100
1,150
Jun Sept Oct Nov Dec Jan
1,250
1,350
1,450
1,550
1,650
1,750
1,850
Tons Current Value of Inventory
2006 2007

Ryerson Structure
70 individual markets;
each has a separate
P&L
3 International JVs
Under-performing markets with
targeted savings of $30mm in
2007 (before restructuring
charges, if any)
Redundant facilities and
remaining IM integration –
$10mm savings in 2007
Inventory turns – achieve 5 turns
by year-end 2007
Operating efficiency
Organic growth
Acquisitions in fragmented
domestic business
Targeted international markets
poised for growth
Ryerson has opportunities to both improve performance in the short run and achieve long-term profitable growth
Short-Term Improvements
Long-Term Profitable Growth
Performance differs by market

21 Ryerson Historical perspective Short term improvements Long-term profitable growth

Long-term profitable growth based on three
fundamental principles
1. Focus on operating efficiency
2. Capture organic growth
3. Seek acquisitions and joint ventures to:
Structurally enhance competitive
positions
Provide additional earnings growth in
domestic and global markets
Part way through a multi-year process
A lot completed
More to be done

Upgrade information systems with SAP
Consolidate 5 legacy platforms into one
Estimated $80 million project to be completed by year-end
2008
Estimated cost reductions alone should generate a high return on the investment
Additional benefits:
• Seamless link with customers and suppliers
• More detailed and timely decision-making information
• Facilitate sharing of inventory and pricing information among service centers
Conversion process to date
• 21 service centers, including the largest and most complex are complete
• 40% of all field employees

Lean Six Sigma problem solving and continuous
improvement process to increase operating efficiencies
Target improvements throughout the company/
across all strategic initiatives
Specific financial goals
Quantitative measurement of progress
2006 set-up team; benefit of $3MM
Anticipated future benefits of $10 – 15 million per
annum
Lean Six
Sigma
Sell the
Change
Transfer
Knowledge
Operating efficiency

Organic growth
National Marketing Programs
Global Account Sales
Integrated national footprint servicing large, multi-location customers through a single point of accountability
Targets customers consolidating suppliers
Currently about 20% of Ryerson’s revenue with opportunity to expand with existing and new customers
New opportunities with multinational manufacturers
Aggressive
marketing
and brand
creation
• Promotions
• Targeted
vertical markets
• Direct outbound
telesales
Leads to trial • Good experience
leads to
retention
• Extensive
external and
internal metrics
Added 10,000 accounts and $200MM of revenue since 2004
•
•
•
•

Acquisition and joint venture strategy
Product/supply chain
Product/supply chain
Different
Different
Same
Same
Service center industry is fragmented and consolidating
“Add strength
to strength”
Highest overall
potential
Cross-selling
opportunities
“Buying a cash
flow”
Very risky
New markets
Completed 8
Completed 8
acquisitions since 1997
acquisitions since 1997
Won’t overpay
Won’t overpay
Priority on keeping
Priority on keeping
customers and key
customers and key
employees
employees
Capture integration
Capture integration
value
value

International JVs provide opportunities in growth
markets
JV partners are established local players
Can provide services to U.S. customers global operations in
Mexico, India and China
JV financial performance
• Combined sales of JVs exceeds $500MM in 2006
• Five year compound annual growth rate in excess of 40%
• ROIC of 17% in 2006
Economic and manufacturing growth prospects superior to
U.S. market

International JVs
Mexico
India
China
Collado Ryerson Mexico – approximately $75MM of annual
revenue; 50/50 fabrication venture
Tata Ryerson India – approximately $200MM of annual
revenue
50/50 venture
Indian metals distribution in its infancy
Expanded product line to include stainless and fabrication
VSC Ryerson China Limited – approximately $150MM of
annual revenue; 40% stake with option to take majority
ownership in 3 years
Chinese metals market 4x size of U.S. market
Fragmented and growing service center industry
Expanding number of service centers and capabilities

Ryerson Structure
70 individual markets;
each has a separate
P&L
3 International JVs
Under-performing markets with
targeted savings of $30mm in
2007 (before restructuring
changes, if any)
Redundant facilities and
remaining IM integration –
$10mm savings in 2007
Inventory turns – achieve 5 turns
by year-end 2007
Operating efficiency
Organic growth
Acquisitions in fragmented
domestic business
Targeted international markets
poised for growth
Ryerson has opportunities to both improve performance in the short run and achieve long-term profitable growth
Short-Term Improvements
Long-Term Profitable Growth
Performance differs by market

Management and Governance
Ryerson develops its leadership through internal
programs and external recruiting
Short- and Long-term incentive plans aligned
with shareholders
Highly qualified board with many years of
relevant experience

Ryerson leadership development process
Internal Development
Comprehensive training
Early identification of high
potential managers
Rotational assignments
Mentoring
Educational opportunities and
additional external training
External Recruiting
Executives with specialized expertise
• Supply chain management
• Operations/lean manufacturing
• Six Sigma
• Marketing
• Value-added processing
• Divisional P&L management
• Global account management
• International M&A and
operations

Incentive compensation aligned with stockholders
Short- and Long-Term Incentive Plans
Short-term incentive:
Annual incentive tied to OROOA (operating return on operating assets)
Target set by Compensation Committee
Corporate staff: Tied to corporate performance
Service center staff: Tied to individual service center
Long-term incentive:
Awards of performance share units
Tied to 4-year return on net assets (no payout if minimum thresholds are not met)
Targets set by Compensation Committee relative to industry and cyclical sector returns
Designed to pay for performance and create long-term value
Incentive pay represents over one-half of senior executives’ total target compensation
Stock ownership guidelines

Board of Directors
40% of the Board has been newly elected in last four years
Ryerson’s Board members have a variety of backgrounds in core areas relevant to operations, including complex multi-location service businesses, finance, marketing, technology, M&A and International
Board has active operational and strategic focus
Compensation and Audit committees are entirely comprised of
independents
Incentive-based compensation system
Directors are accomplished executives, having significant public board and executive management experience
ISS governance rating of 98%

34 Conclusion: In process of multi-year program Short-term benefits Long-term profitable growth

35 Addendum

Industry Analysis Assumptions
Methodology:
• Gross Margin excludes impact of Depreciation and Amortization (D&A); if a company does not break out D&A on the income statement (such as Ryerson post 2002) 50% of D&A is allocated to Cost of Goods Sold and 50% is allocated to Operating
Expenses (unless allocation noted otherwise in filings)
• ROIC is calculated as tax-effected FIFO EBIT (adjusted for tax-effected LIFO charge) plus earnings from equity in affiliates, divided by the average invested capital over the period; invested capital is equal to total debt + minority interest +
shareholders’ equity (adjusted for tax-effected LIFO reserve)
• Inventory Turns:
• RYI and Peers: Cost of Goods Sold (adjusted for LIFO impact) divided by the average inventory over the period (adjusted for LIFO reserve)
• Metals Service Center Institute (MSCI): annual shipments divided by average inventory over the period; includes US and
Canada; includes aluminum data since 2001
Ryerson Peer Group includes: A.M. Castle, Central Steel & Wire, Gibraltar Industries, Olympic Steel, Metals USA, Novamerican,
Reliance Steel & Aluminum, Russel Metals, Samuel Manu-Tech, Shiloh Industries, Steel Technologies and Worthington Industries
• Source of financials is company reports from SEC filings for public US companies, SEDAR for Canadian public companies,
Central Steel & Wire Report to Stockholders through most recent period available; last reporting period ending 12/31/06
(Ryerson), 11/30/06 (Novamerican and Worthington), 10/31/06 (Shiloh Industries), 6/30/06 (Earle M. Jorgensen), 12/31/05
(Central Steel & Wire) and 9/30/06 for all other peers
• Ryerson’s 1997 and 1998 results exclude the Inland Steel Company operations which were sold in 1998
Certain adjustments made to reported results:
• all non-recurring items listed on the income statement; 35% tax rate for net income adjustment used
• equity in earnings of affiliates was excluded from gross and operating margins when broken out in the income statement
• Ryerson adjustments which are not broken out on the Company's income statement: $9.6mm charge from a change in the method of applying LIFO (2005) and a $16.2mm charge related to customer bankruptcy (2000)
• Earle M. Jorgensen’s COLI income, which is treated as a credit against SG&A in its financials
• All companies calendarized to December year end

($mm) 1997 ¹ 1998 ¹ 1999 2000 2001 2002 2003 2004 2005 2006
Operating Profit 133.1 96.0 97.1 (4.1) (76.0) (7.9) 3.4 99.7 232.9 183.9
Adjustments:
+ Gain on Sale of Asset (8.9) (5.9) (1.8) - (1.3) (10.9) - (5.6) (6.6) (21.6)
+ Pension Curtailment Gain (8.9) - - (4.4) - - - - (21.0) -
+ Restructuring & Plant Closure Costs - - 3.6 27.8 19.4 2.7 6.2 3.6 4.0 4.5
+ Charge Related to Customer Bankruptcy - - - 16.2 - - - - - -
+ Gain on Sale of Company Interests - - - - 3.3 (4.1) - - - -
+ Write-Off - - - - 1.0 - - - - -
+ Adjustment to Sale of IEMC - - - - - 8.5 - - - -
+ Charge from Change in Method of Applying LIFO - - - - - - - - 9.6 -
EBIT 115.3 90.1 98.9 35.5 (53.6) (11.7) 9.6 97.7 218.9 166.8
+ Depreciation & Amortization 27.7 33.2 32.1 31.8 31.8 25.0 23.9 21.1 39.2 40.0
EBITDA 143.0 123.3 131.0 67.3 (21.8) 13.3 33.5 118.8 258.1 206.8
+ LIFO expense² (12.7) (41.4) (8.0) (22.0) (31.3) 29.4 22.1 273.5 (62.0) 189.3
FIFO EBITDA 130.3 81.9 123.0 45.3 (53.1) 42.7 55.6 392.3 196.1 396.1
- Depreciation & Amortization 27.7 33.2 32.1 31.8 31.8 25.0 23.9 21.1 39.2 40.0
FIFO EBIT 102.6 48.7 90.9 13.5 (84.9) 17.7 31.7 371.2 156.9 356.1
Reconciliation of Certain Non-GAAP Items
Notes:
1    Excludes results of Inland Steel Company operations which were sold in 1998
2    1997–2005 LIFO expense assumed equal to change in LIFO reserve year-over-year
Source:    Company reports; 2001-2005 results restated per 2005 10-K

($mm, unless otherwise noted) 1997 ¹ 1998 ¹ 1999 2000 2001 2002 2003 2004 2005 2006
Revenue 2,804.0 2,782.7 2,763.5 2,862.4 2,243.5 2,096.5 2,189.4 3,302.0 5,780.5 5,908.9
Cost of Goods Sold² 2,178.0 2,156.9 2,131.6 2,292.7 1,891.6 1,729.8 1,830.4 2,810.8 4,893.5 5,050.9
+ Depreciation & Amortization Embedded in COGS³ - - - - - - (12.0) (10.6) (19.6) (20.0)
+ Charge from Change in Method of Applying LIFO - - - - - - - - (9.6) -
+ LIFO Expense/(Benefit)4
12.7 41.4 8.0 22.0 31.3 (29.4) (22.1) (273.5) 62.0 (189.3)
Adjusted FIFO Cost of Goods Sold 2,190.7 2,198.3 2,139.6 2,314.7 1,922.9 1,700.4 1,796.4 2,526.8 4,926.3 4,841.6
FIFO Gross Profit 613.3 584.4 623.9 547.7 320.6 396.1 393.1 775.3 854.2 1,067.3
FIFO Gross Profit Margin (%) 21.9 21.0 22.6 19.1 14.3 18.9 18.0 23.5 14.8 18.1
Inventory:
Inventory 425.7 500.6 543.1 567.9 409.5 493.9 501.1 606.9 834.3 1,128.6
+ LIFO Reserve 112.4 71.0 63.0 41.0 9.7 39.1 61.2 334.7 272.7 504.0
FIFO Inventory 538.1 571.6 606.1 608.9 419.2 533.0 562.3 941.6 1,107.0 1,632.6
FIFO Average Inventory 488.8 554.9 588.9 607.5 514.1 476.1 547.7 752.0 1,024.3 1,369.8
FIFO Inventory Turns (x)5
4.5 4.0 3.6 3.8 3.7 3.6 3.3 3.4 4.8 3.5
Reconciliation of Gross Margin and Inventory Turns
Notes:
1    Excludes results of Inland Steel Company operations which were sold in 1998
2    2001 and 2002 COGS adjusted by $69.8mm and $61.8mm, respectively, due to 2005 restatement
3    Assumed to be 50% of reported D&A
4    1997–2005 LIFO expense assumed equal to change in LIFO reserve year-over-year
5    Calculated as cost of goods sold (adjusted for LIFO impact) divided by the average inventory over the period (adjusted for LIFO reserve)
Source:    Company reports; 2001-2005 results restated per 2005 10-K

($mm, unless otherwise noted) 1997 ¹ 1998 ¹ 1999 2000 2001 2002 2003 2004 2005 2006
FIFO EBIT² 102.6 48.7 90.9 13.5 (84.9) 17.7 31.7 371.2 156.9 356.1
Tax-Effected FIFO EBIT³ 66.7 31.7 59.1 8.8 (55.2) 11.5 20.6 241.3 102.0 231.5
Average Period Short-Term Debt 0.0 0.0 0.0 48.5 48.5 0.0 0.0 0.0 0.0 0.0
Average Period Current Portion of Long-Term Debt 4.2 3.2 0.0 71.3 71.3 0.0 0.0 0.0 176.1 176.1
Average Period Long-Term Debt 260.1 257.0 257.9 179.8 100.7 160.5 243.4 396.3 525.6 865.8
Average Period Minority Interest 58.7 58.7 29.4 - - - - - - -
Shareholders' Equity:
Shareholders' Equity 427.5 563.6 697.8 661.7 554.6 409.1 386.6 439.6 547.8 650.4
LIFO Reserve 112.4 71.0 63.0 41.0 9.7 39.1 61.2 334.7 272.7 504.0
+ Tax-Effected LIFO Reserve³ 73.1 46.2 41.0 26.7 6.3 25.4 39.8 217.6 177.3 327.6
FIFO Shareholders' Equity 500.6 609.8 738.8 688.4 560.9 434.5 426.4 657.2 725.1 978.0
Average Period FIFO Shareholders' Equity 473.1 555.2 674.3 713.6 624.6 497.7 430.4 541.8 691.1 851.5
Average Period FIFO Invested Capital 796.1 874.0 961.5 1,013.1 845.0 658.2 673.8 938.0 1,392.8 1,893.4
FIFO Return on Invested Capital (%) 8.4 3.6 6.1 0.9 (6.5) 1.7 3.1 25.7 7.3 12.2
Reconciliation of Return on Invested Capital
Notes:
1    Excludes results of Inland Steel Company operations which were sold in 1998
2    Reconciliation located on page 37
3    Based on assumed 35% tax rate
Source:    Company reports; 2001-2005 results restated per 2005 10-K

Business model
Profit drivers and impact
Profit drivers  Impacted by
Volume
(tonnage)
Manufacturing economy
2 types of customers
50%-60% OEMs—agreements
40%-50% transactional—spot pricing
Gross margins
(gross profit/ton)
Market conditions
Buy and sell negotiations
Selling prices
Material costs
Operating expenses
(operating
expense/ton)
Volume
60% fixed costs/40% variable
Labor productivity
Logistics and transportation
Inflation
Space utilization
Corporate overhead, incl. IT and legacy costs
Assets
(asset turns)
Working capital Inventory is the largest component
Service network

Hypothetical LIFO vs. FIFO-
Where is the value during a rising price environment?
ANSWER: SAME FUNDAMENTALLY
LIFO- Lower income, higher reserve
FIFO- Higher income, no reserve
Material
Cost
Material
Cost
Gross
Profit
LIFO Methodology
Period 1 Period 2 Period 1 Period 2
Material
Cost
Material
Cost
Gross
Profit
FIFO Methodology
800 800
200
400
1,000
1,200
0
200
400
600
800
1,000
1,200
1,400
+$200
Average Selling Price Average Selling Price
800
1,000
200
200
1,000
1,200
0
200
400
600
800
1,000
1,200
1,400
Average Selling Price Average Selling Price
+$0
LIFO Reserve    $300                                             $500

Midwest $/ Tons Stainless
$ / lb. Aluminum
Q2 90
Q1 91
Q4 91
Q3 92
Q2 93
Q1 94
Q4 94
Q3 95
Q2 96
Q1 97
Q4 97
Q3 98
Q2 99
Q1 00
Q4 00
Q3 01
Q2 02
Q1 03
Q4 03
Q3 04
Q2 05
Q1 06
Q4 06

Midwest $ / Ton
Q2 90
Q2 91
Q2 92
Q2 93
Q2 94
Q2 95
Q2 96
Q2 97
Q2 98
Q2 99
Q2 00
Q2 01
Q2 02
Q2 03
Q2 04
Q2 05
Q2 06

RYERSON.
THE STRENGTH IN METAL

Recent jumps in metal prices
Stainless and Aluminum
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Hot Rolled, Cold Rolled and Plate Prices
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
0.7
0.9
1.1
1.3
1.5
1.7
1.9
2.1
Stainless Aluminum
150
250
350
450
550
650
750
850
Hot Rolled Cold Rolled Carbon Plate